SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): 12/1/95

                          DIXIE NATIONAL CORPORATION
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            (Exact name of registrant as specified in its charter)

 Mississippi                      0-3296                       64-0440887
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 (State of other               (Commission                    (IRS employer
 jurisdiction of                file number)                   identification
 incorporation)                                                number)


 3760 I-55 North                                                 39211-6323
 Post Office Box 22587, Jackson, Mississippi                     39225-2587
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 (Address of principal executive offices)                        (Zip code)

             Registrant's telephone number, including area code:
                                (601) 982-8210

Item 5.  Other Events

     Following the closing of the sale of its controlled subsidiary Dixie National Life Insurance Company on October 2, 1995, (previously reported by a current report on Form 8-K dated October 2, 1995), Dixie National Corporation (the "Corporation"), began reducing its staff at its home office in Jackson, Mississippi, and transferring the books and records of the Corporation to an office it had previously opened in Hilton Head, South Carolina.

     The move of all records to the Hilton Head location is not yet completed but the affairs of the Corporation are now being run from that location. The Chairman of the Board and the President of the Corporation maintain offices at the Hilton Head location. The Hilton Head office is now deemed to be the principal office of the Corporation. The address is:

                    Dixie National Corporation
                    107 Executive Center
                    Hilton Head Island, South Carolina 29928

                    Telephone No.: 803-785-7850
                    Fax No.:       803-785-3315


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Dixie National Corporation
                                                         (Registrant)

                                                  By: /s/G. Thomas Reed
                                                  --------------------
                                                  G.T. Reed
                                                  President